Exhibit 99.1

Baird Global Industrial Conference November 8, 2018

Leading Independent Provider of Innovative Solutions to the Aviation Aftermarket NYSE: AIR $1.8B revenue Over 60 years as a market leader in aviation support Approximately 6,000 employees in over 20 countries Close-to-the-customer business model Aviation Aftermarket Expert Since 1955

Our Solutions

Aviation Services

MRO SERVICES

- Airframe
- Landing gear systems
- Components
- Engineering

PARTS SUPPLY

- Serviceable and OEM factory-new parts
- Parts sale, exchange, loan and lease
- Engine solutions
- Aircraft sales and leasing
- OEM Solutions
- Consumables and expendables aggregator
- Online PAARTS™ Store

INTEGRATED SOLUTIONS

- Total fleet services
- Flight-hour support
- Contractor logistics support (CLS)
- Performance-based logistics (PBL)
- Government Owned, Contractor Operated (GOCO) programs

Expeditionary Services

MOBILITY

- Mobile tactical shelter systems
- Pallets & containers
- Integrated command & control centers

COMPOSITES

- Interior structures
- Flat panels
- Aerostructures

~67% Commercial, ~33% Government

AAR Doing It Right
AAR CORP. All rights reserved worldwide. Confidential and proprietary document.
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Parts Supply Inventory pooling with programs Transactional data collection Strategic relationship with OEMs MRO & Expeditionary Services Strategic relationship with airlines Build technical repair knowledge and data collection Support integrated solutions with component repair Develop parts for internal and eternal consumption Integrated Solutions Increase strategic relationship with airline MRO, OEMs and repair vendors through aggregated spend Fuel parts supply business Fund component repair capability development Long term contractual revenue Drive growth through best in class services within each discipline and leverage each to reinforce and grow the whole Connected Business Strategy Unique Value Proposition to Drive Growth and Pricing Power

Airlines Cargo Airlines Regional Airlines OEMs Government Strong Industry Relationships

Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” 10% CAGR Sales ($B) Sale of Telair Cargo Group Navigated Through Five Major Industry Cycles After Each Down Cycle, AAR Has Emerged as a Stronger Company - 0.5 1.0 1.5 2.0 2.5 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019P 2020P

Global Expertise North America HQ & warehouse near O’Hare Airport; MRO Services network with component repair; manufacturing services UK Integrated Solutions office in Gatwick with international support team Europe Component repair in Amsterdam. Warehouse network includes Brussels & Hannover serving EMEA & supported by sales offices China New warehouse and sales support in Shanghai Middle East New warehouse and sales support in Dubai for EMEA South America Parts and Supply Chain sales office supporting customers in Latin America South Africa Office in Johannesburg supporting SAAT contract Australasia Flight-hour support for Air New Zealand´s fleet of B777s in Auckland and sales support based in Melbourne Singapore Regional sales office based in Singapore. Warehouse and Engineering Services for interior modifications for Asian airlines Over 60 locations around the world Customers in over 100 countries India Developing JV MRO facility in Nagpur

Commercial Market MRO Market ($B) Fleet Size and Growth by Region Source: Oliver Wyman ’18 – ’23 CAGR ’23 – ’28 CAGR 2.4% 3.3% 4.8% 4.3% 1.9% 6.5% 4.2% 3.3% Fleet growing fastest in Asia, particularly China and India; additional infrastructure will be needed North America and Europe remain largest markets; aging fleet profile Aftermarket remains strong Aircraft deliveries globally driving retirements and growth in used serviceable materials Data generation from newer aircraft creating opportunities to better forecast MRO demand $19 $21 $24 $33 $38 $53 $13 $16 $20 $13 $16 $19 $77 $92 $115 2018 2023 2028 Airframe Engine Component Line 1.5% 2.8% 4.3% 8.8% 3.1% 4.7% 2.4% 1.2% 8.7% 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 NA W Euro APAC China Lat Am MidEast E Euro Africa India 2018 2028

U.S. Defense Spending U.S. Defense Budget ($B) U.S. defense budget rebound continuing Geopolitical tensions remain high FY19 budget reflects power competition with China and Russia Emphasis on maintaining technological advantage Budgets in place and seeing near term spending increases $530 $496 $496 $496 $522 $523 $575 $597 $115 $82 $85 $64 $59 $83 $72 $89 $646 $578 $582 $560 $580 $606 $646 $686 $0 $100 $200 $300 $400 $500 $600 $700 $800 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 Base Overseas Contingency

Continued growth projected in revenue and earnings Leadership position in value-added Aviation Services markets Long-term favorable aftermarket growth trends Diverse global base of commercial and government customers Strong balance sheet with substantial available liquidity Strong growth in commercial and government integrated solutions Focus: Cash Flow Generation, Margin Improvement and ROIC Financial Highlights Commitment to Strong Shareholder Returns

Q1 FY19 Income Statement Highlights Revenue growth of 17.2% driven by parts supply and government programs partially offset by KC10 and MRO decline Gross profit margin decrease due to slower airframe maintenance activity Operating profit growth of 31% from $17.1M to $22.4M SG&A costs improved as % of sales from 11.2% to 10.5% EPS growth of 69% from $0.32 per diluted share to $0.54 Cash flow use from continuing operations of $32.9M Supporting growth in parts supply and integrated solutions Average diluted shares up to 35.1M from 34.5M in the prior year No repurchases in Q1 FY19 * See Appendix for reconciliations of Non-GAAP Financial Measures in millions except EPS Q1 FY19 Q1 FY18 Variance Sales $466.3 $397.9 $68.4 Gross Profit $71.2 $61.6 $9.6 % Margin 15.3% 15.5% -0.2% SG&A $48.8 $44.5 $4.3 % Margin 10.5% 11.2% -0.7% Operating Income $22.4 $17.1 $5.3 % Margin 4.8% 4.3% 0.5% Income from Continuing Ops $18.9 $11.0 $7.9 Diluted EPS – Continuing Ops $0.54 $0.32 $0.22 Adj Diluted EPS – Continuing Ops* $0.54 $0.33 $0.21

Organic sales growth of 5%-10% Earnings per share growth of 10%-12% SG&A as % of sales to 10% or less 15% - 20% pretax ROIC on capital on new deals Year-over-year improvement in ROIC Working capital turnover of 3.5x – 4x Substantial availability & conservative leverage Long-Term Financial Goals

Financial Overview ADJUSTED EBITDA* ($ Millions) ADJUSTED EPS* ($ Millions) REVENUE Continue to experience strong sales in our parts supply and programs activities while heavy maintenance remains slower Q2 FY19 sequential sales and earnings growth expected to be mid to high single digits Affirming FY19 Guidance = Sales of $2.1BN to $2.2BN, Adjusted EBITDA of $180M to $190M, Adjusted EPS of $2.50 to $2.80 Representing year over year growth of 23% in Sales, 27% in Adjusted EBITDA and 48% in Adjusted EPS** * See Appendix for reconciliations of Non-GAAP Financial Measures ** Calculated at the midpoint of guidance range $1,590.8 $1,748.3 $2,200.0 FY17A FY18A FY19F $2,100.0 - $2.50 - $1.53 $1.79 $2.80 FY17A FY18A FY19F $180.0 - $127.2 $ 146.3 $190.0 FY17A FY18A FY19F

Q & A

Appendix

Adjusted diluted earnings per share from continuing operations and adjusted EBITDA are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non-GAAP financial measures are relevant and useful for investors as they provide a better understanding of our actual operating performance unaffected by the impact of severance charges and other items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non-GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete. Adjusted EBITDA is income from continuing operations before interest expense, interest income, income taxes, depreciation and amortization, stock-based compensation and other items of an unusual nature including severance. Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above mentioned non-GAAP financial measures to the most directly comparable GAAP financial measures: Non-GAAP Financial Measures

$ in millions Non-GAAP Financial Measures Adjusted diluted earnings per share from continuing operations Q1 FY19 Q1 FY18 FY18 FY17 Diluted earnings per share from continuing operations $ 0.54 $ 0.32 $ 2.11 $ 1.51 Deferred tax re-measurement from the Tax Cuts and Jobs Act - - (0.41) - Severance and restructuring charges, net of tax - 0.01 0.09 0.02 Adjusted diluted earnings per share from continuing operations $ 0.54 $ 0.33 $ 1.79 $ 1.53

$ in millions Non-GAAP Financial Measures Adjusted EBITDA FY18 FY17 In millions Net Income $ 15.6 $ 56.5 Loss (Income) from discontinued operations 58.1 (4.5) Income tax expense 3.5 25.1 Other expense 0.9 - Interest expense, net 7.9 5.2 Depreciation and intangible amortization 40.5 35.7 Early retirement and severance charges 4.5 0.8 Gain on asset disposal - (2.6) Stock-based compensation 15.3 11.0 Adjusted EBITDA $ 146.3 $ 127.2